January 2, 2026

BNY Mellon Investment Funds I
BNY Mellon Investment Funds II, Inc.
BNY Mellon Investment Funds III
BNY Mellon Investment Funds IV, Inc.

Supplement to Current Statement of Additional Information

Effective January 1, 2026, Joan L. Gulley, Alan H. Howard, Robin A. Melvin and Burton N. Wallack became additional Independent Board Members of the funds.

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joan L. Gulley 1947 Board Member

Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)

Orchid Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)

N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Alan H. Howard 1959 Board Member

Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)

Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – December 2019), including Chief Executive Officer of Dynatech International LLC (2013 – May 2019)

Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)

Siddhi Acquisition Corp, a public company that focuses on effecting merger, amalgamation, acquisition, share purchase, reorganization or similar business combination with businesses, Director (August 2024 – Present)

Robin A. Melvin 1963 Board Member	Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

Burton N. Wallack 1950 Board Member	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)

Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation and human capital committee and a member of the board's audit committee. Since April 2022, Mr. Howard is also a member of the Board of Directors of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications. Since February 2025, he has served as a Senior Advisor to LSH Partners Securities LLC, an independent boutique investment bank providing a variety of advisory services including M&A, restructuring, capital markets and corporate finance across a broad range of industries. Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021. He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021. Mr. Howard also served as the President of Dynatech/MPX Holdings LLC (D/M Holdings), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (CSFB), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.

Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a Board member for Mount Sinai Hospital Urology.

Board Members' Fund Share Ownership

As of December 31, 2024, Ms. Gulley did not own any shares and owned over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Mr. Howard did not own any fund shares and owned over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Ms. Melvin did not own any fund shares and owned $10,001 - $50,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, and Mr. Wallack did not own any fund shares or shares of other funds in the BNY Mellon Family of Funds.

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